===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A


                 REGISTRATION STATEMENT (NO. 33-23444) UNDER
                          THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO.
                                                                           [X]
                       POST-EFFECTIVE AMENDMENT NO. 11
                                                                           [X]
                                     AND
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                               AMENDMENT NO. 14
                                                                           [X]

                     VANGUARD ASSET ALLOCATION FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                    P.O. BOX 2600, VALLEY FORGE, PA 19482
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                        RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

                 It is proposed that this filing become effective
                    pursuant to paragraph (b) of Rule 485
 (acceleration of the effective date to January 17, 1997 has been requested).


                  Approximate Date of Proposed Public Offering:
 As soon as practicable after this Registration Statement becomes effective.


   Registrant elects to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24(f )(2) for the year ended September 30, 1996, on November 27, 1996.

===============================================================================

                     VANGUARD ASSET ALLOCATION FUND, INC.
                            CROSS REFERENCE SHEET

 Form N-1A
Item Number                                                       Location in Prospectus
 Item 1.  Cover Page..........................................    Cover Page
 Item 2.  Synopsis............................................    Not Applicable
 Item 3.  Condensed Financial Information.....................    Financial Highlights; Performance Record
 Item 4.  General Description.................................    Investment Objective; Investment Policies,
                                                                  Investment Risks; Investment Limitations;
                                                                  General Information
 Item 5.  Management of the Fund..............................    Management of the Fund; Investment
                                                                  Adviser
 Item 6.  Capital Stock and Other Securities..................    Opening an Account and Purchasing Shares;
                                                                  Selling Your Shares; The Fund's Share Price;
                                                                  Dividends, Capital Gains and Taxes; General
                                                                  Information
 Item 7.  Purchase of Securities Being Offered................    Cover Page; Opening an Account and
                                                                  Purchasing Shares
 Item 8.  Redemption or Repurchase............................    Selling Your Shares
 Item 9.  Pending Legal Proceedings...........................    Not Applicable
Form N-1A                                                         Location in Statement
Item Number                                                       of Additional Information
 Item 10. Cover Page..........................................    Cover Page
 Item 11. Table of Contents...................................    Cover Page
 Item 12. General Information and History.....................    Management of the Fund
 Item 13. Investment Objective and Policies...................    Investment Limitations; Description of U.S.
                                                                  Government Securities; Description of
                                                                  Repurchase Agreements; Futures Contracts
 Item 14.  Management of the Fund ............................    Management of the Fund
 Item 15.  Control Persons and Principal Holders of
           Securities.........................................    Management of the Fund
 Item 16.  Investment Advisory and Other Services.............    Management of the Fund; Investment
                                                                  Advisory Services
 Item 17.  Brokerage Allocation ..............................    Not Applicable
 Item 18.  Capital Stock and Other Securities ................    General Information
 Item 19.  Purchase, Redemption and Pricing of
           Securities Being Offered...........................    Purchase of Shares; Redemption of Shares
 Item 20.  Tax Status.........................................    Not Applicable
 Item 21.  Underwriters.......................................    Not Applicable
 Item 22.  Calculations of Yield Quotations of Money
           Market Fund........................................    Not Applicable
 Item 23.  Financial Statements...............................    Financial Statements

===============================================================================

                                                A Member of The Vanguard Group
===============================================================================

PROSPECTUS -- January 17, 1997

-------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department--1-800-662-7447 (SHIP)
-------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department--1-800-662-2739 (CREW)
-------------------------------------------------------------------------------
INVESTMENT          Vanguard Asset Allocation Fund, Inc. (the "Fund") is an
OBJECTIVE &         open-end diversified investment company that seeks to
POLICIES            maximize total return (i.e., capital change plus income).
                    The Fund invests in common stocks, bonds and money market
                    instruments in proportions consistent with their expected
                    returns and risks as evaluated by the Fund's adviser. The
                    Fund should not be considered a complete investment program.
                    There is no assurance that the Fund will achieve its stated
                    objective. Shares of the Fund are neither insured nor
                    guaranteed by any agency of the U.S. Government, including the FDIC.
-------------------------------------------------------------------------------
OPENING AN          To open a regular (non-retirement) account, please complete
ACCOUNT             and return the Account Registration Form. If you need
                    assistance in completing this Form, please call our Investor
                    Information Department. To open an Individual Retirement
                    Account (IRA), please use a Vanguard IRA Adoption Agreement.
                    To obtain a copy of this form, call 1-800-662-7447, Monday through Friday from 8:00 a.m. to 9:00 p.m. and Saturday,
                    from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum
                    initial investment is $3,000 or $1,000 for Uniform
                    Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or
                    12b-1 fees). However, the Fund incurs expenses for
                    investment advisory, management, administrative and
                    distribution services.
-------------------------------------------------------------------------------

ABOUT THIS          This Prospectus is designed to set forth concisely the
PROSPECTUS          information you should know about the Fund before you
                    invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated
                    January 17, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information
                    Department.

-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                     Page                                          Page                                    Page
Fund Expenses.......................  2    Implementation of Policies .............  7          SHAREHOLDER GUIDE
Financial Highlights................  2    Investment Limitations .................  9     Opening an Account and
Yield and Total Return..............  3    Management of the Fund .................  9       Purchasing Shares.............  15
        FUND INFORMATION                   Investment Adviser ..................... 10     When Your Account Will Be
Investment Objective................  4    Performance Record ..................... 11        Credited.....................  18
Investment Policies.................  4    Dividends, Capital Gains and                    Selling Your Shares.............  18
Investment Risks ...................  5      Taxes................................. 12     Exchanging Your Shares .........  20
Who Should Invest ..................  6    The Share Price of the Fund............. 13     Important Information About
                                           General Information .................... 14       Telephone Transactions........  22
                                                                                           Transferring Registration ......  23
                                                                                           Other Vanguard Services ........  23

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1996 fiscal year.

                                 Shareholder Transaction Expenses
                    ------------------------------------------------------------
                    Sales Load Imposed on Purchases  ..............        None
                    Sales Load Imposed on Reinvested Dividends  ...        None
                    Redemption Fees  ..............................        None
                    Exchange Fees  ................................        None

                             Annual Fund Operating Expenses
                    ------------------------------------------------------------
                    Management & Administrative Expenses                  0.32%
                    Investment Advisory Fees  ...........                 0.11
                    12b-1 Fees  .........................    None
                    Other Expenses
                    Distribution Costs  .................     0.02%
                    Miscellaneous Expenses  .............     0.02
                                                            ------
                    Total Other Expenses  ...............                 0.04
                                                                       -------
                    Total Operating Expenses  .......                     0.47%
                                                                       =======

                    The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                    The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                    1 Year         3 Years          5 Years          10 Years
                    ------         -------          -------          --------
                     $5              $15              $26             $59

                    This example should not be considered a representation of
                    past or future expenses or performance. Actual expenses may be higher or lower than those shown.
-------------------------------------------------------------------------------
FINANCIAL           The following financial highlights information, for a share
HIGHLIGHTS          outstanding throughout each period, insofar as it relates to each of the five years in the period ended September 30, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                  Year Ended September 30,
                                        ----------------------------------------------------------------------- Nov. 3, 1988+ to
                                          1996     1995      1994      1993      1992      1991      1990       Sept. 30, 1989
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $17.03    $13.78    $15.08    $13.79    $13.06    $10.93     $12.11        $10.00
                                         ------    ------    ------    ------    ------    ------     ------        ------
Investment Operations
   Net Investment Income ............       .69       .64       .52       .54       .61       .60        .60           .46
   Net Realized and Unrealized Gain
     (Loss) on Investments  .........      1.82      3.18      (.81)     1.51       .90       2.28     (1.12)         1.90
                                         ------    ------    ------    ------    ------     ------    ------        ------
    Total from Investment
    Operations                             2.51      3.82      (.29)     2.05      1.51       2.88      (.52)         2.36
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Dividends from Net Investment
     Income  ........................      (.66)     (.57)     (.48)     (.59)     (.59)      (.62)     (.51)         (.25)
   Distributions from Realized
     Capital Gains  .................      (.61)       --      (.53)     (.17)     (.19)      (.13)     (.15)           --
                                         ------    ------    ------    ------    ------     ------    ------        ------
    Total Distributions .............     (1.27)     (.57)    (1.01)     (.76)     (.78)      (.75)     (.66)         (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  .....    $18.27    $17.03    $13.78    $15.08    $13.79     $13.06    $10.93        $12.11
===================================================================================================================================
Total Return  .......................    15.27%     28.57%    (2.05)%   15.41%    12.16%     27.32%    (4.57)%       23.93%
===================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)    $2,341     $1,593    $1,120    $1,003    $  502     $  265    $  160         $ 107
Ratio of Expenses to Average Net
   Assets ...........................     0.47%     0.49%      0.50%     0.49%     0.52%      0.44%     0.50%         0.49%*
Ratio of Net Investment Income to
   Average Net Assets ...............     4.17%     4.41%      3.68%     4.07%     4.95%      5.28%     5.53%         5.53%*
Portfolio Turnover Rate  ............       47%       34%        51%       31%       18%        44%       12%           52%
Average Commission Rate Paid  .......   $.0160       N/A        N/A       N/A       N/A        N/A       N/A           N/A

* Annualized.
+Commencement of operations.
-------------------------------------------------------------------------------
YIELD AND TOTAL     From time to time the Fund may advertise its yield and total
RETURN              return. Both yield and total return figures are based on
                    historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account. Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index.
-------------------------------------------------------------------------------
                                                                              3

INVESTMENT          The objective of the Fund is to maximize total return
OBJECTIVE           (i.e., capital change plus income) while exhibiting less
                    investment risk than a portfolio consisting entirely of
The Fund seeks to   common stocks. There is no assurance that the Fund will
maximize total      achieve its stated objective.
return
-------------------------------------------------------------------------------
INVESTMENT
POLICIES

The Fund invests   The Fund will allocate its assets among a common stock
in stocks, bonds   portfolio, a bond portfolio, and money market instruments.
and money market   The Fund's adviser, Mellon Capital Management, allocates the
instruments in     Fund's assets among stocks, bonds and money market
varying            instruments in proportions which reflect the anticipated
proportions        returns and risks of each asset class. The estimates of
                   return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds and money market instruments). The Fund is managed without regard to tax ramifications.

                   In estimating the relative attractiveness of each asset class, the adviser takes into account various factors. Common stocks are evaluated using a "dividend- discount" model. This model provides an estimate of the expected return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") based upon earnings forecasts for companies whose stocks are included in the S&P 500 Index. The expected bond return is the current yield-to-maturity of long-term U.S. Treasury bonds, while the return on money market instruments reflects the current yield on three-month U.S. Treasury bills and long-term inflation forecasts.

                   Once expected return and volatility (risk) estimates are developed for each asset class, the adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments, using a computer model. Implicit in the adviser's approach is the belief that such short-term imbalances occur periodically but tend to be corrected fairly quickly. The Fund's allocation among the three asset classes is then structured to take advantage of these perceived imbalances.

                   To implement a particular allocation strategy, the Fund may invest in the following securities: a diversified portfolio of common stocks selected by the adviser to parallel the performance of the S&P 500 Index; long-term U.S. Treasury bonds with maturities generally in excess of 20 years; and selected money market instruments, including repurchase agreements. The Fund may also invest in futures contracts on stock indexes and bonds. See "Implementation of Policies" for a description of the securities in which the Fund invests and other investment practices of the Fund.

                   The Fund is responsible for voting the shares of all securities it holds.

                   The investment objective and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
-------------------------------------------------------------------------------
4

INVESTMENT RISKS   Depending on the adviser's allocation of the Fund's assets
The Fund is        among stocks, bonds and cash reserves, investors in the Fund
subject to stock   may be exposed to the market risk of common stocks and bonds.
and bond market
risk               Stock market risk is the possibility that stock prices in
                   general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. To illustrate the volatility of domestic stock prices, the following table sets forth the extremes for U.S.
                   stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard &
                   Poor's 500 Composite Stock Price Index:

                        AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                     OVER VARIOUS TIME HORIZONS

                                1 Year        5 Years      10 Years    20 Years
                                ------        -------      --------    --------
                   Best         +53.9%        +23.9%        +20.1%      +16.9%
                   Worst        -43.3         -12.5          -0.9        +3.1
                   Average      +12.5         +10.3         +10.7       +10.7


                   As shown, from 1926 to 1995, U.S. common stocks as measured by the Index provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.7%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                   Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, long-term bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the higher level of income that bonds provide.

                   While the Fund invests in stocks, bonds and money market instruments in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the volatility of the Fund's total return is expected to be less than that of a common stock portfolio, as represented, for example, by the S&P 500 Index.

The adviser may    Investors should also be aware that the investment results of
fail to            the Fund depend upon the adviser's ability to anticipate
anticipate market  correctly the relative performance and risk of stocks, bonds
advances or        and money market instruments. Historical evidence indicates
declines           that correctly timing portfolio allocations among these asset classes has been an extremely difficult strategy to implement successfully. While the adviser has substantial experience in asset allocation, there can be no assurance that the adviser will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline.
                   Similarly, the Fund's short-term investment results would also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.


WHO SHOULD         The Fund is designed for investors seeking maximum total
INVEST             return through an investment vehicle which provides an
                   actively managed mix of stocks, bonds and money market
Long-term          instruments. Because the Fund can and may have a large
investors          percentage of its portfolio invested in common stocks,
seeking            investors in the Fund should be willing to accept the risk of
maximum total      an all-stock portfolio, including the potential for sudden,
return             sometimes substantial declines in market value.

                   Due to the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                   No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Also, there can be no guarantee that the adviser will correctly anticipate fluctuations in the stock and bond markets in its effort to maximize total return while minimizing risk.

                   The Fund should be considered part of a well-rounded investment program and not its sole component. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
-------------------------------------------------------------------------------
6

IMPLEMENTATION     In an effort to maximize its total investment return, the
OF                 Fund utilizes a number of investment practices.
POLICIES

The Fund may       The Fund invests in stocks, bonds and money market
invest in stocks,  instruments in varying proportions. For common stocks, the
bonds and          Fund will invest in a diversified portfolio of common stocks
money market       selected to parallel the investment performance of the S&P
instruments        500 Index. The Fund may also invest in stock index futures and options to a limited extent, as described below.

                   Bond investments for the Fund will consist of long-term U.S. Treasury bonds (those with maturities generally in excess of 20 years) and, as described below, futures contracts and options on such bonds. As part of its bond portfolio, the Fund may also invest in other long-term "full faith and credit" obligations of the U.S. Government.

                   The money market instruments held by the Fund will have an average weighted maturity of less than 90 days. Money market instruments may include obligations of the United States Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                   A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

The Fund may lend  The Fund may lend its investment securities to qualified
its securities     institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                   Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may       The Fund may borrow money, subject to the limitations set
borrow money       forth below, for temporary or emergency purposes, including
under unusual      the meeting of redemption requests which might otherwise
circumstances      require selling securities at a loss.

Portfolio turnover Due to the active asset allocation approach employed by the
 may be high       Fund, the Fund's portfolio turnover rate may be high,
                   approximately 100% per year. A 100% portfolio turnover rate would occur, for example, if all of the Fund's securities were replaced within one year. Further, in order to comply with the "short-short" test of the Internal Revenue Service, it may be necessary for the Fund to modify its investment strategy and refrain from securities sales that it would otherwise make. Under the IRS's "short-short" test, a mutual fund must not receive more than 30% of its gross income from gains realized on securities held for less than 90 days.

Derivative         Derivatives are instruments whose values are linked to or
Investing          derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Fund may use   The Fund may utilize stock and bond futures contracts and
futures contracts  options to a limited extent. Specifically, the Fund may enter
and options        into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options only to the extent that obligations under such contracts or transactions represent not more than 50% of the Fund's assets. However, under unusual circumstances, the Fund may maintain futures positions that are equivalent in value to up to 100% of the Fund's assets, so that the Fund may remain effectively fully invested in proportions consistent with the adviser's current asset allocation strategy.

                   Futures contracts and options may be used for several reasons: to reallocate the Fund's assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index.

                   For example, in order to reallocate 10% of the Fund's assets from stocks to bonds while minimizing transaction costs, the adviser may sell stock index futures and purchase bond futures. Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs. Also, because futures contracts only require a small initial margin deposit, the Fund would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from the Fund, sufficient futures contracts would be sold to avoid any leveraging of the Fund's assets.

Futures contracts  The primary risks associated with the use of futures
and options pose   contracts and options are: (i) imperfect correlation between
certain risks      the change in market value of the securities held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its net assets.

                   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

INVESTMENT         The Fund has adopted certain in an attempt to reduce its
LIMITATIONS        exposure to specific situations. Some of these limitations are that the Fund will not:

The Fund has       (a) with respect to 75% of the value of its total assets,
adopted certain    purchase the securities of any issuer (except obligations of
fundamental        the United States government and its instrumentalities) if as
limitations        a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                   (b) invest more than 25% of its assets in any one industry;

                   (c) borrow money except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments; and

                   (d) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                   These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

-------------------------------------------------------------------------------

MANAGEMENT OF      The Fund is a member of The Vanguard Group of Investment
THE FUND           Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets
Vanguard           in excess of $230 billion. Through their jointly-owned
administers and    subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund
distributes the    and the other funds in the Group obtain at cost virtually all
Fund               of their corporate management, administrative and
                   distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by average net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical
                   Services).

                   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   Vanguard provides distribution and marketing services to the funds. However, each fund bears its share of the Group's
                   distribution costs.
-------------------------------------------------------------------------------
INVESTMENT         The Fund employs Mellon Capital Management Corporation, 595
ADVISER            Market St., Suite 3000, San Francisco, CA 94105, as its
                   investment adviser. Under an investment advisory agreement
Mellon Capital     dated January 15, 1996, the adviser manages the investment
Management         and reinvestment of the assets of the Fund and continuously
manages the        reviews, supervises and administers the Fund's investment
Fund's             program. The adviser discharges its responsibilities subject
investments        to the control of the Officers and Directors of the Fund.

                   The adviser is a professional counseling firm which manages well-diversified stock and bond portfolios for institutional clients. As of September 30, 1996 the adviser provided investment advisory services to 212 clients and managed assets with an approximate value of $46.4 billion. The adviser's asset allocation strategy was developed by the adviser's co-founder, William Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $13.6 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                   The adviser was founded in October 1983 by William Fouse and Thomas Loeb. They have been responsible for overseeing the implementation of the firm's strategy for the Fund since the Fund's inception in 1988. The adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank Corporation.

                   The Fund pays the adviser a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                   Net Assets                                  Rate
                   ----------                                  ----
                   First $100 million                          .200%
                   Next $900 million                           .150%
                   Next $500 million                           .125%
                   Over $1.5 billion                           .100%

                   This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's

10

                   cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. For the year ended September 30, 1996, the investment advisory fee paid by the Fund represented an effective annual rate of .14 of 1% of average net assets, before a decrease of .03 of 1% based on performance.

                   The investment advisory agreement authorizes the adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                   The Fund has authorized the adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                   The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.

-------------------------------------------------------------------------------
PERFORMANCE        The table below provides investment results for the Fund for
RECORD             several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged
                   Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                   The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                     AVERAGE ANNUAL RETURN FOR VANGUARD ASSET ALLOCATION FUND

                   Fiscal Periods    Vanguard Asset     S&P 500       Consumer
                   Ended 9/30/96    Allocation Fund      Index      Price Index
                   -------------    ---------------      -----      -----------
                   1 Year               +15.3%           +20.3%         +2.8%
                   5 Years              +13.4            +15.2          +2.8
                   Lifetime*            +14.1            +15.5          --

                   * November 3, 1988, to September 30, 1996.
-------------------------------------------------------------------------------
DIVIDENDS,         The Fund expects to pay dividends semi-annually from ordinary
CAPITAL GAINS      income. Net capital gains distributions, if any, will be
AND TAXES          distributed annually.

The Fund pays      In addition, in order to satisfy certain distribution
sem-annual         requirements of the Tax Reform Act of 1986, the Fund may
dividends and      declare special year-end dividend and capital gains
any capital        distributions during December. Such distributions, if
gains annually     received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                   Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                   The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                   Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund.

                   Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                   The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A capital gain     A sale of shares of the Fund is a taxable event and may
or loss may        result in a capital gain or loss. A capital gain or loss may
be realized upon   be realized from an ordinary redemption of shares or an
exchange or        exchange of shares between two mutual funds (or two
redemption         portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                   The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an
                   investment in the Fund. The Fund is managed without regard to tax ramifications.
-------------------------------------------------------------------------------
THE SHARE PRICE    The Fund's share price or "net asset value" per share is
OF THE FUND        calculated by dividing the total assets of the Fund, less any liabilities, by the total number of outstanding shares. The net asset value is determined as of the close of the New York
                   Stock Exchange (generally, 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.


                   Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the bid and ask prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Bonds are valued at the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Pricing services do not always consider each security's bid or last sale price when providing prices. However, prices reflect significant (that is, institutional-sized) transactions of similar securities as well as any developments involving specific securities. Instruments with remaining maturities of 60 days or less may be valued at cost (that is, after adding or subtracting any amortized discount or premium), which approximates market value.

                   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of
                   Vanguard.
-------------------------------------------------------------------------------
GENERAL            The Fund is a Maryland corporation. The Articles of
INFORMATION        Incorporation permit the Directors to issue 1,000,000,000
                   shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes
                   ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series.
                   Currently the Fund is offering one class of shares.

                   The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.
------------------------------------------------------------------------------
14

                              SHAREHOLDER GUIDE

OPENING AN         You may open a regular (non-retirement) account, either by
ACCOUNT AND        mail or wire. Simply complete and return an Account
PURCHASING         Registration Form and any required legal documentation,
SHARES             indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. You must open a new Individual
                   Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                   The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase           1) Because of the risks associated with common stock and bond
Restrictions          investments, the Fund is intended to be a long-term
                      investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

Additional         Subsequent investments to regular accounts may be made by
Investments        mail ($100 minimum), wire ($1,000 minimum), exchange from
                   another Vanguard Fund account, or Vanguard Fund Express.
                   Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another
                   Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
                   ------------------------------------------------------------

                                                                         ADDITIONAL INVESTMENTS
                                    NEW ACCOUNT                           TO EXISTING ACCOUNTS
Purchasing By Mail       Please include the amount of your             Additional investments should
Complete and sign the    initial investment on the registration        include the Invest-by-Mail
enclosed Account         form. make your check payable to              remittance form attached to
Registration Form        The Vanguard Group-78 and mail to:            your Fund confirmation
                                                                       statements. Please make your
                         Vanguard Financial Center                     check payable to The Vanguard
                         P.O. Box 2600                                 Group-78, write your account
                         Valley Forge, PA 19482                        number on your check and,
                                                                       using the return envelope
                                                                       provided, mail to the address
                                                                       indicated on the
                                                                       Invest-by-Mail Form.

For express              Vanguard Financial Center                     All written requests should be
or registered mail,      455 Devon Park Drive                          mailed to one of the addresses
send to:                 Wayne, PA 19087                               indicated for new  accounts. Do not
                                                                       send registered or express mail
                                                                       to the post office box address.
                         ----------------------------------------------------------------------------------

Purchasing By Wire                  CORESTATES BANK, N.A.
                                    ABA 031000011
Money should be                     CORESTATES NO. 0101 9897
wired to:                           ATTN VANGUARD
                                    VANGUARD ASSET ALLOCATION FUND
Before Wiring                       ACCOUNT NUMBER
                                    ACCOUNT REGISTRATION
Please contact
Client Services
(1-800-662-2739)

                   To ensure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

                   ------------------------------------------------------------
Purchasing By      You may open an account or purchase additional shares by
Exchange (from a   making an exchange from another Vanguard Fund account.
Vanguard account)  However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services Department toll-
                   free at 1-800-662-2739. The new account will have the same registration as the existing account.
                   ------------------------------------------------------------
Purchasing By      The Fund Express Special Purchase option lets you move money
Fund Express       from your bank account to your Vanguard account at your
                   request. Or if you choose the Automatic Investment option,
Special Purchase   money will be moved from your bank account to your Vanguard
and Automatic      account on the schedule (monthly, bimonthly [every other
Investment         quarterly, semiannually or yearly) you select. To establish

16

                   these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
-------------------------------------------------------------------------------

CHOOSING A         You must select one of three distribution options:
DISTRIBUTION
OPTION             1. Automatic Reinvestment Option -- Both dividends and
                      capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

                   2. Cash Dividend Option -- Your dividends will be paid in
                      cash and your capital gains will be reinvested in additional Fund shares.

                   3. All Cash Option -- Both dividend and capital gains
                      distributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800- 662-2739).

                   In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

-------------------------------------------------------------------------------
TAX CAUTION        Under Federal tax laws, the Fund is required to distribute
Investors should   net capital gains and dividend income to Fund shareholders.
ask about the      These distributions are made to all shareholders who own Fund timing of capital shares as of the distribution's record date, regardless of gains and dividend how long the shares have been owned. Purchasing shares just
distributions      prior to the record date could have a significant impact on
before investing   your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

-------------------------------------------------------------------------------

IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        your account is to select the options you desire when you
                   complete your Account Registration Form. If you wish to add
Optional Services  shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

Signature          For our mutual protection, we may require a signature
Guarantees         guarantee on certain written transaction requests. A
                   signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates       Share certificates will be issued upon request. If a
                   certificate is lost, you may incur an expense to replace it.

Broker-Dealer      If you purchase shares in Vanguard Funds through a registered
Purchases          broker-dealer or investment adviser, the broker-dealer or
                   adviser may charge a service fee.

Cancelling Trades  The Fund will not cancel any trade (e.g., a purchase, exchange, or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.

Electronic         You may receive a prospectus for the Fund or any of the
Prospectus         Vanguard Funds in an electronic format. Please call
Delivery           1-800-231-7870 for additional information, or see "Other
                   Vanguard Services-Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

-------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is
ACCOUNT WILL BE    credited. If your purchase is made by check, Federal Funds
CREDITED           wire, or exchange, and is received by the close of regular trading on the New York Stock Exchange, (generally 4:00 p.m.
                   Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

-------------------------------------------------------------------------------
SELLING YOUR       You may withdraw any portion of the funds in your account by
SHARES             redeeming shares at any time (please see "Important
                   Redemption Information"). You generally may initiate a
                   request by writing or by telephoning. Your redemption
                   proceeds are normally mailed within two business days after the receipt of the request in Good Order.
                   ------------------------------------------------------------
Selling By Mail   Requests should be mailed to Vanguard Financial Center,
                   Vanguard Asset Allocation Fund, P.O. Box 1120, Valley Forge,

                   PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Asset Allocation Fund,
                   455 Devon Park Drive, Wayne, PA 19087.) The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good
                   Order.
                   ------------------------------------------------------------
Definition of      Good Order means that the request includes the following:
Good Order
                   1. The account number and Fund name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. Signatures of all owners exactly as they are registered on the account.
                   4. Any required signature guarantees.
                   5. Other supporting legal documentation that might be
                      required in the case of estates, corporations, trusts and certain other accounts.
                   6. Any certificates you hold for the account.

                   If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                   ------------------------------------------------------------

Selling By         To sell shares by telephone, you or your pre-authorized
Telephone          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account.
                   An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About
                   Telephone Transactions."
                   ------------------------------------------------------------
Selling By Fund    If you select the Fund Express Automatic Withdrawal option,
Express            money will be automatically moved from your Vanguard Fund
                   account to your bank account according to the schedule you have selected. The Special Redemption option lets you move
Automatic          money from your Vanguard account to your bank account on your
Withdrawal         request. You may elect Fund Express on the Account
& Special          Registration Form or call our Investor Information Department
Redemption         at 1-800-662-7447 for a Fund Express application.
                   ------------------------------------------------------------
Selling By         You may sell shares by making an exchange to another Vanguard
Exchange           Fund account. Please see "Exchanging Your Shares" for
                   details.
                   ------------------------------------------------------------
Important          Shares purchased by check or Fund Express may be redeemed at
Redemption         any time. However, your redemption proceeds will not be paid
Information        until payment for the purchase is collected, which may take up to ten calendar days.
                   ------------------------------------------------------------
Delivery of        Redemption requests received by telephone prior to the close
Redemption         of regular trading on the New York Stock Exchange (generally,
Proceeds           4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described in "Important Redemption Information."

                   If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order.

                   The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                   ------------------------------------------------------------

Vanguard's         If you make a redemption from a qualifying account, Vanguard
Average Cost       will send you an Average Cost Statement which provides you
Statement          with the cost and tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional
                   information.
                   ------------------------------------------------------------
Low Balance Fee    Due to the relatively high cost of maintaining smaller
and Minimum        accounts, the Fund will automatically deduct a $10 annual fee
Account Balance    from non-retirement accounts with balances falling below
Requirement        $2,500 ($500 for Uniform Gifts/Transfers to Minors Act
                   accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment. In such a case, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                   Vanguard will not liquidate your account if it has fallen
                   below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
-------------------------------------------------------------------------------
EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of Vanguard Asset Allocation Fund for those of other available Vanguard Funds.

Exchanging by      In addition to the details below, please see "Important
Telephone          Information About Telephone Transactions."

Call Client        When exchanging shares by telephone, please have ready the
Services           Fund name, account number, Social Security number or Employer
(1-800-662-2739)   Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner (or his or her preauthorized representative) may complete such an exchange. Requests for telephone exchanges received prior to the close of the New
                   York Stock Exchange (generally, 4:00 p.m. Eastern time) are processed at the close of business that same day.

                   Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund and Vanguard Quantitative Portfolios. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                   Neither the Fund nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
                   ------------------------------------------------------------

Exchanging By      Please be sure to include on your exchange request the name
Mail               and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center, Vanguard Asset
                   Allocation Fund, P.O. Box 1120, Valley Forge, PA 19482. (For
                   express or registered mail, send your request to Vanguard
                   Financial Center, Vanguard Asset Allocation Fund, 455 Devon
                   Park Drive, Wayne, PA 19087.)
                   ------------------------------------------------------------

Important          Before you make an exchange, you should consider the
Exchange           following:
Information
                   o Please read the Fund's prospectus before making an
                     exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   o An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   o Exchanges are accepted only if the registrations and the
                     Taxpayer Identification numbers of the two accounts are identical.

                   o The shares to be exchanged must be on deposit and not held in certificate form.

                   o New accounts are not currently accepted in Vanguard/Windsor
                     Fund.

                   o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                   o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                   The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
-------------------------------------------------------------------------------
EXCHANGE           The Fund's exchange privilege is not intended to afford
PRIVILEGE          shareholders a way to speculate on short-term movements in
LIMITATIONS        the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                   Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard Funds. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

-------------------------------------------------------------------------------
IMPORTANT          The ability to initiate redemptions (except wire redemptions)
INFORMATION        and exchanges by telephone is automatically established on
ABOUT TELEPHONE    your account unless you request in writing that telephone
TRANSACTIONS       transactions on your account not be permitted.

                   To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                   1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                   2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------
22

TRANSFERRING       You may transfer the registration of any of your Fund shares
REGISTRATION       to another person by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley
                   Forge, PA 19482, Attention: Transfers Department. The request must be in Good Order. To receive a transfer form and full instructions, please call our Client Services Department
                   (1-800-662-2739).
-------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time you
REPORTS            initiate a transaction in your account, except for
                   checkwriting redemptions from Vanguard money market accounts.
                   You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year- end statement, listing all transaction activity for the entire calendar year.

                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                   Financial reports on the Fund will be mailed to you
                   semi-annually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------
OTHER VANGUARD     For more information about any of these services, please call
SERVICES           our Investor Information Department at 1-800-662-7447.

Vanguard Direct    With Vanguard's Direct Deposit Service, most U.S. Government
Deposit Service    checks (including Social Security and military pension
                   checks) and private payroll checks may be automatically
                   deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.
Vanguard Automatic Vanguard's Automatic Exchange Service allows you to move
Exchange Service   money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

Vanguard Fund      Vanguard's Fund Express allows you to transfer money between
Express            your Fund account and your account at a bank, savings and
                   loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor
                   Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend  Vanguard's Dividend Express allows you to transfer your
Express dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or credit union that is a member of the Automated Clearing House (ACH) network. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard           Vanguard's Tele-Account is a convenient, automated service
Tele-Account       that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's
                   Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department
                   (1-800-662-7447).

Computer Access

Vanguard Online    Vanguard Online allows you to obtain information via your
Keyword: vanguard  personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online
                   (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard on the    Vanguard sponsors an education-oriented website offering news
World Wide Web     and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.
http://www.vanguard.com

-------------------------------------------------------------------------------
24

                     (This page intentionally left blank.)


--------------------------
The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information
  Department:
1-800-662-7447 (SHIP)                              PROSPECTUS

Client Services                                  JANUARY 17, 1997
  Department:
1-800-622-2739 (CREW)

Tele-Account for
  24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunication Service
  for the Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482


P078

                                    PART B
                     VANGUARD ASSET ALLOCATION FUND, INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                               JANUARY 17, 1997

   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated January 17, 1997). To obtain the Prospectus please call:


                         INVESTOR INFORMATION DEPARTMENT
                              1-800-662-7447 (SHIP)

                                TABLE OF CONTENTS


                                                        Page
                                                        ----
Investment Limitations  .......................          B-1
Purchase of Shares  ...........................          B-2
Redemption of Shares  .........................          B-3
Management of the Fund  .......................          B-4
Performance Measures  .........................          B-7
Total Return  .................................          B-9
Investment Advisory Services  .................          B-9
Portfolio Transactions  .......................          B-10
Description of U.S. Government Securities  ....          B-11
Description of Repurchase Agreements  .........          B-11
Futures Contracts  ............................          B-12
Glossary  .....................................          B-15
Financial Statements  .........................          B-15


                            INVESTMENT LIMITATIONS


   The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund may not under any circumstances:


   1) Borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments;

   2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

   3) Invest for the purpose of exercising control of management of any company;

   4) Purchase the securities of any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives consistent with those of the Fund;

    5) The Fund will not engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);


    6) Invest in commodities, except that the Fund may invest in futures contracts, options and options on futures contracts to the extent that not more than 5% of the Fund's assets are required as margin deposit for futures contracts;


    7) Invest in real estate or real estate limited partnership interests although the Fund may purchase and sell securities of companies which invest in real estate, or interests therein;

    8) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6 above;


    9) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder. No loan of securities will be made if, as a result the aggregate of such loans in the Fund would exceed 33 1/3 % of the value of the Fund's total assets;


   10) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

   11) Invest more than 25% of the value of its total assets in any one industry.


   These investment limitations are considered at the time Fund securities are purchased.


   Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly- owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                              PURCHASE OF SHARES


   The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES


   The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


   The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.


   No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director
 Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of the Mead
 Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*
 President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
 Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
 Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, Director
 President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, Director
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.


ALFRED M. RANKIN, Jr., Director
 Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
 President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Director
 Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, Director
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, Secretary*
 Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


RICHARD F. HYLAND, Treasurer*
 Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
 ------
 * Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

   The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.


   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

   The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


   The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides that: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At September 30, 1996, the Fund had contributed capital of $219,000, representing 1.1% of Vanguard's capitalization.


MANAGEMENT


   Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1996, the Fund's allocated share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $6,402,000.


DISTRIBUTION

   Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1996, the Fund paid approximately $421,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.


INVESTMENT ADVISORY SERVICES


   Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax- Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Total International Portfolio of Vanguard STAR Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, Vanguard Institutional Index Fund, Vanguard REIT Index Portfolio of Vanguard Specialized Portfolios, and a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS


   The Fund pays each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1996 the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $60,746 including Directors.

   Retired Directors who are not officers are paid an annual fee based on the number of years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible officers are permitted to make pre- tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1996 fiscal year was approximately $1,650.

   The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended September 30, 1996.


                        VANGUARD ASSET ALLOCATION FUND
                              COMPENSATION TABLE

                                               Pension or Retirement      Estimated
                                Aggregate       Benefits Accrued as    Annual Benefits      Total Compensation
                               Compensation        Part of Fund              Upon        From All Vanguard Funds
     Names of Directors         From Fund            Expenses             Retirement       Paid to Directors(2)
 --------------------------   --------------   ---------------------    ---------------   -----------------------
John C. Bogle(1)                     --                  --                     --                    --
John J. Brennan(1)                   --                  --                     --                    --
Barbara Barnes Hauptfuhrer         $677                $105                $15,000               $65,000
Robert E. Cawthorn                 $677                $ 88                $13,000               $65,000
Bruce K. MacLaury                  $734                $103                $12,000               $60,000
Burton G. Malkiel                  $677                $ 70                $15,000               $65,000
Alfred M. Rankin, Jr.              $677                $ 55                $15,000               $65,000
John C. Sawhill                    $677                $ 66                $15,000               $65,000
James O. Welch, Jr.                $677                $ 81                $15,000               $65,000
J. Lawrence Wilson                 $677                $ 58                $15,000               $65,000


------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                             PERFORMANCE MEASURES


   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

   Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.


Wilshire 5000 Equity Index -- consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lehman Long-Term Treasury Bond -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Index (20 year) Bond -- is a yield index on current coupon high grade general obligation municipal bonds.

Standard & Poor's Preferred Index -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.


Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 25% Standard & Poor's Utilities Index.)

Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


                                 TOTAL RETURN


   The average annual total return for the Fund for one and five years ended September 30, 1996 and for the period from inception (November 3, 1988) to September 30, 1996 was +15.27%, +13.45% and +14.06%, respectively.


   Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                         INVESTMENT ADVISORY SERVICES


   The Fund employs Mellon Capital Management Corporation ("MCM"), 595 Market St., Suite 3000, San Francisco, California (the "Adviser") under an investment advisory agreement dated as of January 15, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


   The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


          Net Assets                       Rate
          ----------                       ----
          First $100 million ..........   .200%
          Next $900 million  ..........   .150%
          Next $500 million  ..........   .125%
          Over $1.5 billion  ..........   .100%


   This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period.


   The agreement will continue until March 31, 1998 and will be renewable thereafter for successive one- year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.


   The Fund's Board of Directors may, without the approval of shareholders, provide for:

   A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

   B. A change in the terms of an advisory agreement.

   C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

   Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


   Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which do require an expense guarantee.

   Description of the Adviser. The Adviser is a professional counseling firm which manages well diversified stock and bond portfolios for institutional clients. As of September 30, 1996 the Adviser provided investment advisory services to 212 clients and managed assets with an approximate value of $46.4 billion. The Adviser's asset allocation strategy was developed by the Adviser's co-founder, William Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $13.6 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Bank Corporation. For the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Fund paid approximately $1,785,000, $1,954,000 (before a decrease of $131,000 based on performance), and $2,691,000 (before a decrease of $515,000 based on performance) respectively, to the Adviser for investment advisory services. The basic fee paid to the Adviser for the fiscal year ended September 30, 1996 reflects a fee waiver of $146,000 during the period October 1, 1995 to March 31, 1996.


                            PORTFOLIO TRANSACTIONS

   The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

   In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

   The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

   Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

   Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


   The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, totaled $482,595, $92,177 and $127,528 respectively.

   Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.


DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.


   U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

   An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

   Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

   The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                              FUTURES CONTRACTS


   The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested, to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


   Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

   Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS


   Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.


   A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


   Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

   The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.


   In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

   The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

                                   GLOSSARY

a. Historical Market Returns -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.

                                                                                Money Market
                  Asset Class       Common Stocks             Bonds              Instruments
                                  Standard & Poor's
                                 500 Composite Stock     Lehman Brothers           90 Day
                                                                                U.S. Treasury
                   Benchmark         Price Index       Long Treasury Index          Bills
                 -------------   -------------------    -------------------   ------------------
                     1979               18.4                   -0.5                 10.0
                     1980               32.4                   -2.9                 11.4
                     1981               -4.9                    0.4                 14.7
                     1982               21.5                   41.8                 10.9
                     1983               22.5                    2.0                  9.0
                     1984                6.2                   14.8                 10.0
                     1985               31.6                   31.6                  7.8
                     1986               18.6                   24.1                  6.2
                     1987                5.2                   -2.7                  5.9
                     1988               16.5                    9.2                  6.8
                     1989               31.6                   18.9                  8.6
                     1990               -3.1                    6.3                  7.9
                     1991               30.4                   18.5                  5.8
                     1992                7.6                    8.0                  3.6
                     1993               10.1                   17.3                  3.1
                     1994                1.3                   -7.6                  4.2
                     1995               37.6                   30.7                  5.8
                     1996(9/30)         13.5                   -5.4                  3.9

b. Asset Allocation -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.

   In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.


                             FINANCIAL STATEMENTS


   The Fund's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1996, appearing in the Fund's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                    PART C
                     VANGUARD ASSET ALLOCATION FUND, INC.
                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements


   The Registrant's audited financial statements for the year ended September 30, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission as an Exhibit to this Registration Statement. The financial statements included in the Annual Report are:

        1. Statement of Net Assets as of September 30, 1996.
        2. Statement of Operations for the year ended September 30, 1996.
        3. Statement of Changes in Net Assets for the years ended September 30, 1995 and September 30, 1996.
        4. Financial Highlights for each of the five years in the period ended September 30, 1996.
        5. Notes to Financial Statements.
        6. Report of Independent Accountants.

   (b) Exhibits

       11. Consent of Independent Accountants
       12. Financial Statements -- See (a) above
       16. Schedule for computation of performance quotations
       27. Financial Data Schedule


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


   75,126 (9/30/96).


ITEM 27. INDEMNIFICATION

   Reference is made to Article XI of Registrant's Articles of Incorporation.


   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


   The officers of Mellon Capital Management Corporation are as follows:
    William Fouse, Chairman
    Thomas Loeb, Chairman, Executive Committee and Chief Executive Officer Brenda Joyce Oakley, Executive Vice President and Chief Administrative Officer
    Mary Catherine Shouse, Executive Vice President
    Thomas Bernard Hazuka, Executive Vice President and Chief Investment
    Officer


ITEM 29. PRINCIPAL UNDERWRITERS

   (a) None.

   (b) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, Boston, Mass.

ITEM 31. MANAGEMENT SERVICES


   Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which has been previously filed as Exhibit 9 and described in Part B hereof under "Management of the Fund;" the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS


   Registrant hereby undertakes to comply with the provisions of section 16(c) of the Investment Company Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.


   Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 10th day of January, 1997.

         Signatures                          Title                          Date
 --------------------------   ------------------------------------   -------------------
BY:      (Signature)         John C. Bogle*, Chairman                 January 10, 1997
  -------------------------   of the Board and Director
    (Raymond J. Klapinsky)

BY:      (Signature)         John J. Brennan*,                        January 10, 1997
  -------------------------   President, Chief Executive
  (Raymond J. Klapinsky)      Officer and Director

BY:      (Signature)         Robert E. Cawthorn*,                     January 10, 1997
  -------------------------   Director
  (Raymond J. Klapinsky)

BY:      (Signature)          Barbara B. Hauptfuhrer*,                 January 10, 1997
  -------------------------    Director
  (Raymond J. Klapinsky)

BY:      (Signature)         Burton G. Malkiel*, Director             January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signature)         Bruce K. MacLaury,* Director             January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signature)         Alfred M. Rankin, Jr.*, Director         January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signature)         John C. Sawhill*, Director               January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signauture)        James O. Welch, Jr.*, Director           January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signature)         J. Lawrence Wilson*, Director            January 10, 1997
  -------------------------
  (Raymond J. Klapinsky)

BY:      (Signature)         Richard F. Hyland*, Treasurer            January 10, 1997
  -------------------------  and Principal Financial
  (Raymond J. Klapinsky)     Officer and Accounting
                             Officer

------
*By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                     VANGUARD ASSET ALLOCATION FUND, INC.
                              INDEX TO EXHIBITS

Consent of Independent Accountants................................   EX-99.B11
Schedule for computation of performance quotations................   EX-99.B16
Financial Data Schedule...........................................   EX-27